Exhibit 4.1


                             FIXED RATE SENIOR NOTE


REGISTERED                                               REGISTERED
No. FXR                                                  U.S.$
                                                         CUSIP:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C
                                  (Fixed Rate)

                   % EXCHANGEABLE NOTES DUE DECEMBER 30, 2010
                       (EXCHANGEABLE FOR SHARES OF COMMON
                            EXXON MOBIL CORPORATION)

-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:            INITIAL REDEMPTION                  INTEREST RATE:     %            MATURITY DATE:
    November 25, 2003               DATE: November     ,                per annum                       December 30, 2010
                                    2006. See also "Morgan
                                    Stanley Call Right" below.
-------------------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL                INITIAL REDEMPTION                  INTEREST PAYMENT                OPTIONAL
    DATE: November 25,              PERCENTAGE: See                     DATE(S): Each June 30           REPAYMENT
    2003                            "Morgan Stanley Call                and December 30,                DATE(S): N/A
                                    Right" below.                       beginning December 30,
                                                                        2003
-------------------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY:             ANNUAL REDEMPTION                   INTEREST PAYMENT                APPLICABILITY OF
    U.S. dollars                    PERCENTAGE                          PERIOD: Semi-annually           MODIFIED
                                    REDUCTION: N/A                                                      PAYMENT UPON
                                                                                                        ACCELERATION:
                                                                                                        See "Alternate
                                                                                                        Exchange Calculation
                                                                                                        in Case of an Event
                                                                                                        of Default" below.
-------------------------------------------------------------------------------------------------------------------------------
IF SPECIFIED                    REDEMPTION NOTICE                   APPLICABILITY OF                If yes, state Issue Price:
    CURRENCY                        PERIOD: At least 30 but             ANNUAL INTEREST
    OTHER THAN U.S.                 not more than 60 days               PAYMENTS: N/A
    DOLLARS, OPTION                 prior to the Call Date.
    TO ELECT                        See "Morgan Stanley
    PAYMENT IN U.S.                 Notice Date" below.
    DOLLARS: N/A
-------------------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE                   TAX REDEMPTION AND                                                  ORIGINAL YIELD TO
    AGENT: N/A                      PAYMENT OF                                                          MATURITY: N/A
                                    ADDITIONAL
                                    AMOUNTS: NO
-------------------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:               IF YES, STATE INITIAL
    See below.                      OFFERING DATE: N/A
-------------------------------------------------------------------------------------------------------------------------------


Exchange Right........................  On any Exchange Date, the holder of this Note shall be entitled, upon the
                                        holder's

                                        o    completion and delivery to the
                                             Issuer and the Calculation Agent
                                             of an Official Notice of Exchange

                                             (in the form of Annex A attached
                                             hereto) prior to 11:00 a.m. (New
                                             York City time) on such date; and

                                        o    instruction to the holder's broker
                                             or the participant through which
                                             the holder owns its interest in
                                             this Note to transfer the holder's
                                             book entry interest in this Note
                                             to the Trustee on the Issuer's
                                             behalf on or before the Exchange
                                             Settlement Date (as defined
                                             below),

                                        to exchange each $1,000 principal
                                        amount of this Note for a number of
                                        shares of common stock of Exxon Mobil
                                        Corporation ("Exxon Mobil Stock") at
                                        the Exchange Ratio (as defined below),
                                        subject to any adjustment (x) to the
                                        Exchange Ratio or (y) resulting in
                                        other Exchange Property (as defined
                                        below) being required to be delivered
                                        instead of or in addition to such Exxon
                                        Mobil Stock as a result of any
                                        corporate event described under
                                        "Antidilution Adjustments" below, in
                                        each case, required to be made prior to
                                        the close of business on such Exchange
                                        Date.

                                        Upon any exercise of the Exchange
                                        Right, the holder of this Note shall
                                        not be entitled, with respect to the
                                        principal amount of this Note that is
                                        exchanged, to receive any cash payment
                                        representing any accrued but unpaid
                                        interest on this Note. Consequently, if
                                        this Note is exchanged so that the
                                        Exchange Settlement Date occurs during
                                        the period from the close of business
                                        on a Record Date (as defined below) for
                                        the payment of interest and prior to
                                        the next succeeding Interest Payment
                                        Date, this Note must, as a condition to
                                        the delivery of Exxon Mobil Stock other
                                        Exchange Property or cash, be
                                        accompanied by funds equal to the
                                        interest payable on the succeeding
                                        Interest Payment Date on the principal
                                        amount so exchanged.

                                        Upon any such exchange, the Issuer may,
                                        at its sole option, either deliver such
                                        shares of Exxon Mobil Stock (or such
                                        other Exchange Property) or pay an
                                        amount in cash for each $1,000
                                        principal amount of this Note equal to
                                        the Exchange Ratio as of the close of
                                        business on such Exchange Date times
                                        the Market Price (as defined below) of
                                        Exxon Mobil Stock (or such other
                                        Exchange Property) on the Exchange
                                        Date, as determined by the Calculation

                                        Agent, in lieu of such Exxon Mobil
                                        Stock (or such other Exchange
                                        Property).

                                        The Issuer shall, or shall cause the
                                        Calculation Agent to, deliver such
                                        shares of Exxon Mobil Stock or cash to
                                        the Trustee for delivery to the holder
                                        of this Note on the third Business Day
                                        after any Exchange Date, subject to
                                        delivery of this Note to the Trustee on
                                        such day (such third Business Day, or,
                                        if later, the day on which this
                                        exercised Note is delivered to the
                                        Trustee, the "Exchange Settlement
                                        Date").

                                        Since this Note shall be held only in
                                        book entry form, the holder of this
                                        Note may exercise its Exchange Right by
                                        acting through your participant at DTC,
                                        the registered holder of this Note.
                                        Accordingly, as a beneficial owner of
                                        this Note, if the holder of this Note
                                        desires to exchange this Note the
                                        holder of this Note must instruct the
                                        participant through which it owns its
                                        interest to exercise the Exchange Right
                                        on its behalf by forwarding the
                                        Official Notice of Exchange to the
                                        Issuer and the Calculation Agent as
                                        discussed above. In order to ensure
                                        that the instructions are received by
                                        the Issuer on a particular day, the
                                        holder of this Note must instruct the
                                        participant through which it owns its
                                        interest before that participant's
                                        deadline for accepting instructions
                                        from their customers. Different firms
                                        may have different deadlines for
                                        accepting instructions from their
                                        customers. Accordingly, as a beneficial
                                        owner of this Note, the holder of this
                                        Note should consult the participant
                                        through which it owns its interest for
                                        the relevant deadline. All instructions
                                        given to the Issuer by participants on
                                        behalf of the holder of this Note
                                        relating to the right to exchange this
                                        Note shall be irrevocable. In addition,
                                        at the time instructions are given, the
                                        holder of this Note must direct the
                                        participant through which it owns its
                                        interest to transfer its book entry
                                        interest in this Note, on DTC's
                                        records, to the Trustee on the Issuer's
                                        behalf.

No Fractional Shares..................  If upon any exchange or call of this
                                        Note the Issuer delivers shares of
                                        Exxon Mobil Stock (and, if applicable,
                                        any other stock or other securities),
                                        the Issuer shall pay cash in lieu of
                                        delivering any fractional share of
                                        Exxon Mobil Stock (and, if applicable,
                                        of any other stock or securities) in an
                                        amount equal to the corresponding
                                        fractional Market Price of Exxon Mobil
                                        Stock (and, if applicable, any such
                                        other stock or other securities) as
                                        determined by the Calculation Agent on
                                        the applicable Exchange Date or on the
                                        second Trading Day immediately
                                        preceding the Call Date (as defined
                                        below).

Exchange Ratio........................          , subject to adjustment for
                                        certain corporate events relating to
                                        Exxon Mobil Corporation. ("Exxon
                                        Mobil") described under "Antidilution
                                        Adjustments" below.

Exchange Date.........................  Any Trading Day on which a holder of this Note has duly completed and
                                        delivered to the Issuer and the
                                        Calculation Agent through the
                                        Depositary an official notice of
                                        exchange prior to 11:00 a.m., or if the
                                        Issuer receives it after 11:00 a.m.,
                                        the next Trading Day; provided that
                                        such Trading Day falls during the
                                        period beginning December 30, 2003 and
                                        ending on the Trading Day prior to the
                                        earliest of (i) the fifth scheduled
                                        Trading Day prior to the Maturity Date,
                                        (ii) the fifth scheduled Trading Day
                                        prior to the Call Date and (iii) in the
                                        event of a call for the cash Call Price
                                        as described under "Morgan Stanley Call
                                        Right" below, the Morgan Stanley Notice
                                        Date.

Automatic Exercise of
Exchange Right at Maturity............  Notwithstanding the procedures described under "Exchange Right" above,
                                        if (i) Parity (as defined below) on
                                        December 22, 2010 is equal to or
                                        greater than $1,000 and (ii) this Note
                                        has not been called on or prior to
                                        December 22, 2010, the Exchange Right
                                        will be automatically exercised whether
                                        or not the holder of this Note has
                                        delivered an Official Notice of
                                        Exchange in respect of this Note;
                                        provided, that if a Market Disruption
                                        Event (as defined below) occurs on
                                        December 22, 2010, Parity will be
                                        determined and, if applicable, the
                                        Exchange Right will be automatically
                                        exercised on the immediately succeeding
                                        Trading Day; provided further, that if
                                        a Market Disruption Event occurs on
                                        each scheduled Trading Day through and
                                        including the second scheduled Trading
                                        Day prior to the Maturity Date, Parity
                                        will be determined and, if applicable,
                                        the Exchange Right will be
                                        automatically exercised on such second
                                        scheduled Trading Day prior to the
                                        Maturity Date notwithstanding the
                                        occurrence of a Market Disruption Event
                                        on such day. In such event, the Market
                                        Price used by the Calculation

                                        Agent to calculate Parity will be
                                        determined as provided under "Market
                                        Price" below.

                                        Upon automatic exercise of the Exchange
                                        Right, the Trustee will deliver shares
                                        of Exxon Mobil Stock, or the cash value
                                        of those shares, to holder of this Note
                                        on the Maturity Date.

Morgan Stanley Call Right ............  On or after November     , 2004 to and
                                        including the Maturity Date, the Issuer
                                        may call this Note, in whole but not in
                                        part, for mandatory exchange into Exxon
                                        Mobil Stock (and, if applicable, any
                                        other Exchange Property) at the
                                        Exchange Ratio (with respect to each
                                        $1,000 principal amount of this Note),
                                        or, at the Issuer's subsequent election
                                        during the period from and including
                                        the Morgan Stanley Notice Date to and
                                        including the fifth scheduled Trading
                                        Day prior to the Call Date, the cash
                                        value of such shares of Exxon Mobil
                                        Stock determined by the Calculation
                                        Agent based on the Market Price of
                                        Exxon Mobil Stock on the fifth
                                        scheduled Trading Day prior to the Call
                                        Date; provided that, if Parity on the
                                        Trading Day immediately preceding the
                                        Morgan Stanley Notice Date, as
                                        determined by the Calculation Agent, is
                                        less than the Call Price, the Issuer
                                        shall (under those circumstances only)
                                        pay the Call Price in cash on the Call
                                        Date.

                                        Unless the Issuer has called this Note
                                        for the Call Price in cash pursuant to
                                        the Morgan Stanley Call Right, on or
                                        after the Morgan Stanley Notice Date
                                        and prior to the fifth scheduled
                                        Trading Day prior to the Call Date, the
                                        holder of this Note shall continue to
                                        be entitled to exchange this Note and
                                        receive any amounts described under
                                        "Exchange Right" above.

                                        On the Morgan Stanley Notice Date, the
                                        Issuer shall give notice of the
                                        Issuer's exercise of the Morgan Stanley
                                        Call Right (i) to the holder of this
                                        Note by mailing notice of such exercise
                                        by first class mail, postage prepaid,
                                        at the holder's last address as it
                                        shall appear upon the registry books,
                                        (ii) to the Trustee by telephone or
                                        facsimile confirmed by mailing such
                                        notice to the Trustee by first class
                                        mail, postage prepaid, at its New York
                                        office and (iii) to the Depositary by
                                        telephone or facsimile confirmed by
                                        mailing such notice to the Trustee by
                                        first class mail, postage prepaid, at
                                        its New York office. Any notice
                                        which is mailed in the manner herein
                                        provided shall be conclusively presumed
                                        to have been duly given, whether or not
                                        the holder of this Note receives the
                                        notice. Failure to give notice by mail,
                                        or any defect in the notice to the
                                        holder of any Note shall not affect the
                                        validity of the proceedings for the
                                        exercise of the Morgan Stanley Call
                                        Right with respect to any other Note.

                                        The notice of the Issuer's exercise of
                                        the Morgan Stanley Call Right shall
                                        specify (i) the Call Date (as defined
                                        below), (ii) whether Parity on the
                                        Trading Day immediately prior to the
                                        Morgan Stanley Notice Date, as
                                        determined by the Calculation Agent, is
                                        less than the Call Price so that the
                                        Issuer shall pay the Call Price in cash
                                        on the Call Date, (iii) the place or
                                        places of payment in cash (in the event
                                        of a call for the Call Price) or, if
                                        Parity on the Trading Day immediately
                                        prior to the Morgan Stanley Notice
                                        Date, as determined by the Calculation
                                        Agent, is equal to or greater than the
                                        Call Price, the place or places of
                                        delivery of the Exxon Mobil Stock (and,
                                        if applicable, of any other Exchange
                                        Property to be delivered as a result of
                                        any corporate event described in
                                        paragraphs 5 or 6 under "Antidilution
                                        Adjustments" below) (and of any cash to
                                        be paid in lieu of any fractional share
                                        of Exxon Mobil Stock (and, if
                                        applicable, of any such other stock or
                                        securities)), (iv) the number of shares
                                        of Exxon Mobil Stock (and, if
                                        applicable, the quantity of any other
                                        Exchange Property), if any, to be
                                        delivered per $1,000 principal amount
                                        of this Note, (v) that such delivery
                                        shall be made upon presentation and
                                        surrender of this Note and (vi) that
                                        such exchange is pursuant to the Morgan
                                        Stanley Call Right.

                                        The notice of the Issuer's exercise of
                                        the Morgan Stanley Call Right shall be
                                        given by the Issuer or, at the Issuer's
                                        request, by the Trustee in the name and
                                        at the expense of the Issuer.

                                        If the Issuer elects to deliver the
                                        cash value of the shares of Exxon Mobil
                                        Stock following the exercise of the
                                        Morgan Stanley Call Right to exchange
                                        Exxon Mobil Stock for this Note, the
                                        Issuer shall provide notice of its
                                        election on the fourth scheduled
                                        Trading Day prior to the Call Date.

                                        If shares of Exxon Mobil Stock (and, if
                                        applicable, any other Exchange
                                        Property) are to be delivered and, as a
                                        result of any corporate event described
                                        under "Antidilution Adjustments"
                                        occurring during the period from and
                                        including the Morgan Stanley Notice
                                        Date to the close of business on the
                                        third Trading Day prior to the Call
                                        Date, the Calculation Agent makes any
                                        adjustment to the Exchange Ratio and
                                        consequent adjustment to the number of
                                        shares of Exxon Mobil Stock to be
                                        delivered or any adjustment to the
                                        quantity of any other Exchange Property
                                        due to the holder of this Note, the
                                        Calculation Agent shall give prompt
                                        notice of any such adjustments to the
                                        Trustee at its New York office and to
                                        the Depositary, on which notice the
                                        Trustee and the Depositary may
                                        conclusively rely. No adjustment to the
                                        Exchange Ratio shall be made as a
                                        result of any corporate event occurring
                                        after the close of business on the
                                        third Trading Day prior to the Call
                                        Date.

                                        If this Note is so called for mandatory
                                        exchange by the Issuer, then, unless
                                        the holder of this Note subsequently
                                        exercises the Exchange Right (the
                                        exercise of which shall not be
                                        available to the holder of this Note
                                        following a call for cash in an amount
                                        equal to the Call Price), the Exxon
                                        Mobil Stock (and, if applicable, any
                                        other Exchange Property) or (in the
                                        event of a call for cash in an amount
                                        equal to the Call Price, as described
                                        above) cash to be delivered to the
                                        holder of this Note shall be delivered
                                        on the Call Date fixed by the Issuer
                                        and set forth in its notice of its
                                        exercise of the Morgan Stanley Call
                                        Right, upon delivery of this Note to
                                        the Trustee. The Issuer shall, or shall
                                        cause the Calculation Agent to, deliver
                                        such shares of Cisco Stock or cash to
                                        the Trustee for delivery to the holder
                                        of this Note.

                                        Upon any call by the Issuer (as
                                        described above), the holder of this
                                        Note shall not receive any accrued but
                                        unpaid interest on the Note for the
                                        period from and including the most
                                        recent Interest Payment Date to but
                                        excluding the specified Call Date.

                                        If this Note is not surrendered for
                                        exchange on the Call Date, it shall be
                                        deemed to be no longer Outstanding
                                        under, and as defined in, the Senior
                                        Indenture (as defined below) after the
                                        Call Date, except with respect to the
                                        holder's right to receive Exxon Mobil
                                        Stock (and, if applicable, any other
                                        Exchange Property) or cash due in
                                        connection with the Morgan Stanley Call
                                        Right.

Morgan Stanley Notice Date............  The scheduled Trading Day on which the
                                        Issuer issues its notice of mandatory
                                        exchange, which must be at least 30 but
                                        no more than 60 days prior to the Call
                                        Date.

Call Date.............................  The scheduled Trading Day on or after
                                        November     , 2004 or the Maturity
                                        Date (regardless of whether the
                                        Maturity Date is a scheduled Trading
                                        Day) as specified by the Issuer in its
                                        notice of mandatory exchange on which
                                        the Issuer shall deliver shares of
                                        Exxon Mobil Stock or cash equal to the
                                        Call Price to the holder of this Note
                                        for mandatory exchange.

Parity................................  With respect to any Trading Day, an amount equal to the Exchange Ratio
                                        times the Market Price (as defined
                                        below) of Exxon Mobil Stock (and any
                                        other Exchange Property) on such
                                        Trading Day.

Call Price............................  $1,000 per each $1,000 principal amount of this Note.

Market Price..........................  If Cisco Stock (or any other security for which a Market Price must be
                                        determined) is listed on a national
                                        securities exchange, is a security of
                                        the Nasdaq National Market or is
                                        included in the OTC Bulletin Board
                                        Service ("OTC Bulletin Board") operated
                                        by the National Association of
                                        Securities Dealers, Inc. (the "NASD"),
                                        the Market Price for one share of Exxon
                                        Mobil Stock (or one unit of any such
                                        other security) on any Trading Day
                                        means (i) the last reported sale price,
                                        regular way, of the principal trading
                                        session on such day on the principal
                                        United States securities exchange
                                        registered under the Securities
                                        Exchange Act of 1934, as amended (the
                                        "Exchange Act"), on which Exxon Mobil
                                        Stock (or any such other security) is
                                        listed or admitted to trading (which
                                        may be the Nasdaq National Market if it
                                        is then a national securities exchange)
                                        or (ii) if not listed or admitted to
                                        trading on any such securities exchange
                                        or if such last reported sale price is
                                        not obtainable (even if Exxon Mobil
                                        Stock (or such other security) is
                                        listed or admitted to trading on such
                                        securities exchange), the last reported
                                        sale price of the principal trading
                                        session on the over-the-counter market
                                        as reported on the Nasdaq National
                                        Market (if it is not
                                        then a national securities exchange) or
                                        OTC Bulletin Board on such day. If the
                                        last reported sale price of the
                                        principal trading session is not
                                        available pursuant to clause (i) or
                                        (ii) of the preceding sentence because
                                        of a Market Disruption Event or
                                        otherwise, the Market Price for any
                                        Trading Day shall be the mean, as
                                        determined by the Calculation Agent, of
                                        the bid prices for Exxon Mobil Stock
                                        (or any such other security) obtained
                                        from as many dealers in such security,
                                        but not exceeding three, as shall make
                                        such bid prices available to the
                                        Calculation Agent. Bids of MS & Co. (as
                                        defined below) or any of its affiliates
                                        may be included in the calculation of
                                        such mean, but only to the extent that
                                        any such bid is the highest of the bids
                                        obtained. A "security of the Nasdaq
                                        National Market" shall include a
                                        security included in any successor to
                                        such system and the term "OTC Bulletin
                                        Board Service" shall include any
                                        successor service thereto.

Trading Day...........................  A day, as determined by the Calculation
                                        Agent, on which trading is generally
                                        conducted on the New York Stock
                                        Exchange, Inc. ("NYSE"), the American
                                        Stock Exchange LLC, the Nasdaq National
                                        Market, the Chicago Mercantile Exchange
                                        and the Chicago Board of Options
                                        Exchange and in the over-the-counter
                                        market for equity securities in the
                                        United States and on which a Market
                                        Disruption Event has not occurred.

Calculation Agent.....................  Morgan Stanley & Co. Incorporated and
                                        its successors ("MS & Co.").


Antidilution Adjustments..............  The Exchange Ratio shall be adjusted as follows:

                                        1. If Exxon Mobil Stock is subject to a
                                        stock split or reverse stock split,
                                        then once such split has become
                                        effective, the Exchange Ratio shall be
                                        adjusted to equal the product of the
                                        prior Exchange Ratio and the number of
                                        shares issued in such stock split or
                                        reverse stock split with respect to one
                                        share of Exxon Mobil Stock.

                                        2. If Exxon Mobil Stock is subject (i)
                                        to a stock dividend (issuance of
                                        additional shares of Exxon Mobil Stock)
                                        that is given ratably to all holders of
                                        shares of Exxon Mobil Stock or (ii) to
                                        a distribution of Exxon Mobil Stock as
                                        a result of the triggering of any
                                        provision of the corporate
                                        charter of Exxon Mobil, then once the
                                        dividend has become effective and Exxon
                                        Mobil Stock is trading ex- dividend,
                                        the Exchange Ratio shall be adjusted so
                                        that the new Exchange Ratio shall equal
                                        the prior Exchange Ratio plus the
                                        product of (i) the number of shares
                                        issued with respect to one share of
                                        Exxon Mobil Stock and (ii) the prior
                                        Exchange Ratio.

                                        3. There shall be no adjustments to the
                                        Exchange Ratio to reflect cash
                                        dividends or other distributions paid
                                        with respect to Exxon Mobil Stock other
                                        than distributions described in
                                        paragraph 2 and clauses (i), (iv) and
                                        (v) of the first sentence of paragraph
                                        4 and Extraordinary Dividends.
                                        "Extraordinary Dividend" means each of
                                        (a) the full amount per share of Exxon
                                        Mobil Stock of any cash dividend or
                                        special dividend or distribution that
                                        is identified by Exxon Mobil as an
                                        extraordinary or special dividend or
                                        distribution, (b) the excess of any
                                        cash dividend or other cash
                                        distribution (that is not otherwise
                                        identified by Exxon Mobil as an
                                        extraordinary or special dividend or
                                        distribution) distributed per share of
                                        Exxon Mobil Stock over the immediately
                                        preceding cash dividend or other cash
                                        distribution, if any, per share of
                                        Exxon Mobil Stock that did not include
                                        an Extraordinary Dividend (as adjusted
                                        for any subsequent corporate event
                                        requiring an adjustment hereunder, such
                                        as a stock split or reverse stock
                                        split) if such distribution or excess
                                        portion of the dividend is more than 5%
                                        of the Market Price of Exxon Mobil
                                        Stock on the Trading Day preceding the
                                        "ex-dividend date" (that is, the day on
                                        and after which transactions in Exxon
                                        Mobil Stock on an organized securities
                                        exchange or trading system no longer
                                        carry the right to receive that cash
                                        dividend or other cash distribution)
                                        for the payment of such cash dividend
                                        or other cash distribution (such Market
                                        Price, the "Base Market Price") and (c)
                                        the full cash value of any non-cash
                                        dividend or distribution per share of
                                        Exxon Mobil Stock (excluding Marketable
                                        Securities, as defined in paragraph 4
                                        below). Subject to the following
                                        sentence, if any cash dividend or
                                        distribution of such other property
                                        with respect to Exxon Mobil Stock
                                        includes an Extraordinary Dividend, the
                                        Exchange Ratio with respect to Exxon
                                        Mobil Stock shall be adjusted on the
                                        ex-dividend date so that the new
                                        Exchange Ratio shall equal the product
                                        of (i) the prior Exchange Ratio and
                                        (ii) a fraction, the numerator
                                        of which is the Base Market Price, and
                                        the denominator of which is the amount
                                        by which the Base Market Price exceeds
                                        the Extraordinary Dividend. If any
                                        Extraordinary Dividend is at least 35%
                                        of the Base Market Price, then, instead
                                        of adjusting the Exchange Ratio, upon
                                        any exchange or, if we call this Note
                                        and Parity exceeds the principal amount
                                        per Note, upon our call of this Note,
                                        the payment, upon an exchange or call
                                        of this Note, shall be determined as
                                        described in paragraph 4 below, and the
                                        Extraordinary Dividend shall be
                                        allocated to Reference Basket Stocks in
                                        accordance with the procedures for a
                                        Reference Basket Event as described in
                                        clause 3(b) of paragraph 4 below. The
                                        value of the non-cash component of an
                                        Extraordinary Dividend shall be
                                        determined on the ex-dividend date for
                                        such distribution by the Calculation
                                        Agent, whose determination shall be
                                        conclusive in the absence of manifest
                                        error. A distribution on Exxon Mobil
                                        Stock described in clause (i), (iv) or
                                        (v) of the first sentence of paragraph
                                        4 below shall cause an adjustment to
                                        the Exchange Ratio pursuant only to
                                        clause (i), (iv) or (v) of the first
                                        sentence of paragraph 4, as applicable.

                                        4. Any of the following shall
                                        constitute a Reorganization Event: (i)
                                        Exxon Mobil Stock is reclassified or
                                        changed, including, without limitation,
                                        as a result of the issuance of any
                                        tracking stock by Exxon Mobil, (ii)
                                        Exxon Mobil has been subject to any
                                        merger, combination or consolidation
                                        and is not the surviving entity, (iii)
                                        Exxon Mobil completes a statutory
                                        exchange of securities with another
                                        corporation (other than pursuant to
                                        clause (ii) above), (iv) Exxon Mobil is
                                        liquidated, (v) Exxon Mobil issues to
                                        all of its shareholders equity
                                        securities of an issuer other than
                                        Exxon Mobil (other than in a
                                        transaction described in clause (ii),
                                        (iii) or (iv) above) (a "spinoff
                                        stock") or (vi) Exxon Mobil Stock is
                                        the subject of a tender or exchange
                                        offer or going private transaction on
                                        all of the outstanding shares. If any
                                        Reorganization Event occurs, in each
                                        case as a result of which the holders
                                        of Exxon Mobil Stock receive any equity
                                        security listed on a national
                                        securities exchange or traded on The
                                        Nasdaq National Market (a "Marketable
                                        Security"), other securities or other
                                        property, assets or cash (collectively
                                        "Exchange Property"), upon any exchange
                                        or upon our call of this Note for
                                        shares of Exxon Mobil Stock, the
                                        payment with respect to the $1,000
                                        principal amount of each Note following
                                        the
                                        effective date for such Reorganization
                                        Event (or, if applicable, in the case
                                        of spinoff stock, the ex-dividend date
                                        for the distribution of such spinoff
                                        stock) shall be determined in
                                        accordance with the following:

                                            (1) if Exxon Mobil Stock continues
                                            to be outstanding, Exxon Mobil
                                            Stock (if applicable, as
                                            reclassified upon the issuance of
                                            any tracking stock) at the Exchange
                                            Ratio in effect on the third
                                            Trading Day prior to the scheduled
                                            Maturity Date (taking into account
                                            any adjustments for any
                                            distributions described under
                                            clause (3)(a) below); and

                                            (2) for each Marketable Security
                                            received in such Reorganization
                                            Event (each a "New Stock"),
                                            including the issuance of any
                                            tracking stock or spinoff stock or
                                            the receipt of any stock received
                                            in exchange for Exxon Mobil Stock
                                            where Exxon Mobil is not the
                                            surviving entity, the number of
                                            shares of the New Stock received
                                            with respect to one share of Exxon
                                            Mobil Stock multiplied by the
                                            Exchange Ratio for Exxon Mobil
                                            Stock on the Trading Day
                                            immediately prior to the effective
                                            date of the Reorganization Event
                                            (the "New Stock Exchange Ratio"),
                                            as adjusted to the third Trading
                                            Day prior to the scheduled Maturity
                                            Date (taking into account any
                                            adjustments for distributions
                                            described under clause (3)(a)
                                            below); and

                                            (3) for any cash and any other
                                            property or securities other than
                                            Marketable Securities received in
                                            such Reorganization Event (the
                                            "Non-Stock Exchange Property"),

                                                (a) if the combined value of
                                                the amount of Non-Stock
                                                Exchange Property received per
                                                share of Exxon Mobil Stock, as
                                                determined by the Calculation
                                                Agent in its sole discretion on
                                                the effective date of such
                                                Reorganization Event (the
                                                "Non-Stock Exchange Property
                                                Value"), by holders of Exxon
                                                Mobil Stock is less than 25% of
                                                the Market Price of Exxon Mobil
                                                Stock on the Trading Day
                                                immediately prior to the
                                                effective date of such
                                                Reorganization Event, a number
                                                of shares of Exxon Mobil Stock,
                                                if applicable, and of
                                                any New Stock received in
                                                connection with such
                                                Reorganization Event, if
                                                applicable, in proportion to
                                                the relative Market Prices of
                                                Exxon Mobil Stock and any such
                                                New Stock, and with an
                                                aggregate value equal to the
                                                Non-Stock Exchange Property
                                                Value based on such Market
                                                Prices, in each case as
                                                determined by the Calculation
                                                Agent in its sole discretion on
                                                the effective date of such
                                                Reorganization Event; and the
                                                number of such shares of Exxon
                                                Mobil Stock or any New Stock
                                                determined in accordance with
                                                this clause (3)(a) shall be
                                                added at the time of such
                                                adjustment to the Exchange
                                                Ratio in subparagraph (1) above
                                                and/or the New Stock Exchange
                                                Ratio in subparagraph (2)
                                                above, as applicable, or

                                                (b) if the Non-Stock Exchange
                                                Property Value is equal to or
                                                exceeds 25% of the Market Price
                                                of Exxon Mobil Stock on the
                                                Trading Day immediately prior
                                                to the effective date relating
                                                to such Reorganization Event
                                                or, if Exxon Mobil Stock is
                                                surrendered exclusively for
                                                Non-Stock Exchange Property (in
                                                each case, a "Reference Basket
                                                Event"), an initially
                                                equal-dollar weighted basket of
                                                three Reference Basket Stocks
                                                (as defined below) with an
                                                aggregate value on the
                                                effective date of such
                                                Reorganization Event equal to
                                                the Non-Stock Exchange Property
                                                Value. The "Reference Basket
                                                Stocks" shall be the three
                                                stocks with the largest market
                                                capitalization among the stocks
                                                that then comprise the S&P 500
                                                Index (or, if publication of
                                                such index is discontinued, any
                                                successor or substitute index
                                                selected by the Calculation
                                                Agent in its sole discretion)
                                                with the same primary Standard
                                                Industrial Classification Code
                                                ("SIC Code") as Exxon Mobil;
                                                provided, however, that a
                                                Reference Basket Stock shall
                                                not include any stock that is
                                                subject to a trading
                                                restriction under the trading
                                                restriction policies of Morgan
                                                Stanley or any of its
                                                affiliates that would
                                                materially limit the ability of
                                                Morgan Stanley or any of its
                                                affiliates to hedge the Notes
                                                with respect to such stock (a
                                                "Hedging Restriction");
                                                provided further that if three
                                                Reference Basket Stocks cannot
                                                be identified
                                                from the S&P 500 Index by
                                                primary SIC Code for which a
                                                Hedging Restriction does not
                                                exist, the remaining Reference
                                                Basket Stock(s) shall be
                                                selected by the Calculation
                                                Agent from the largest market
                                                capitalization stock(s) within
                                                the same Division and Major
                                                Group classification (as
                                                defined by the Office of
                                                Management and Budget) as the
                                                primary SIC Code for Exxon
                                                Mobil. Each Reference Basket
                                                Stock shall be assigned a
                                                Basket Stock Exchange Ratio
                                                equal to the number of shares
                                                of such Reference Basket Stock
                                                with a Market Price on the
                                                effective date of such
                                                Reorganization Event equal to
                                                the product of (a) the
                                                Non-Stock Exchange Property
                                                Value, (b) the Exchange Ratio
                                                in effect for Exxon Mobil Stock
                                                on the Trading Day immediately
                                                prior to the effective date of
                                                such Reorganization Event and
                                                (c) 0.3333333.

                                        Following the allocation of any
                                        Extraordinary Dividend to Reference
                                        Basket Stocks pursuant to paragraph 3
                                        above or any Reorganization Event
                                        described in this paragraph 4, Parity
                                        on any Trading Day determined by the
                                        Calculation Agent upon any exchange,
                                        call or at maturity of this Note with
                                        respect to the $1,000 principal amount
                                        of each Note shall be an amount equal
                                        to:

                                            (i)   if applicable, the Market
                                                  Price of Exxon Mobil Stock
                                                  times the Exchange Ratio then
                                                  in effect; and

                                            (ii)  if applicable, for each New
                                                  Stock, the Market Price of
                                                  such New Stock times the New
                                                  Stock Exchange Ratio then in
                                                  effect for such New Stock;
                                                  and

                                            (iii) if applicable, for each
                                                  Reference Basket Stock, the
                                                  Market Price of such
                                                  Reference Basket Stock times
                                                  the Basket Stock Exchange
                                                  Ratio then in effect for such
                                                  Reference Basket Stock.

                                        In each case, the applicable Exchange
                                        Ratio (including for this purpose, any
                                        New Stock Exchange Ratio or Basket
                                        Stock Exchange Ratio) shall be
                                        determined, as applicable, upon any
                                        exchange, call or at maturity of this
                                        Note.

                                        5. No adjustments to the Exchange Ratio
                                        shall be required other than those
                                        specified above. The adjustments
                                        specified above do not cover all of the
                                        events that could affect the Market
                                        Price of Exxon Mobil Stock, including,
                                        without limitation, a partial tender or
                                        exchange offer for Exxon Mobil Stock.

                                        For purposes of paragraph 4 above, in
                                        the case of a consummated tender or
                                        exchange offer or going-private
                                        transaction involving Exchange Property
                                        of a particular type, Exchange Property
                                        shall be deemed to include the amount
                                        of cash or other property paid by the
                                        offeror in the tender or exchange offer
                                        with respect to such Exchange Property
                                        (in an amount determined on the basis
                                        of the rate of exchange in such tender
                                        or exchange offer or going- private
                                        transaction). In the event of a tender
                                        or exchange offer or a going-private
                                        transaction with respect to Exchange
                                        Property in which an offeree may elect
                                        to receive cash or other property,
                                        Exchange Property shall be deemed to
                                        include the kind and amount of cash and
                                        other property received by offerees who
                                        elect to receive cash.

                                        Following the occurrence of any
                                        Reorganization Event referred to in
                                        paragraphs 3 or 4 above, (i) references
                                        to "Exxon Mobil Stock" under "No
                                        Fractional Shares," "Market Price" and
                                        "Market Disruption Event" shall be
                                        deemed to also refer to any New Stock
                                        or Reference Basket Stock, and (ii) all
                                        other references in this pricing
                                        supplement to "Exxon Mobil Stock" shall
                                        be deemed to refer to the Exchange
                                        Property into which this Note is
                                        thereafter exchangeable and references
                                        to a "share" or "shares" of Exxon Mobil
                                        Stock shall be deemed to refer to the
                                        applicable unit or units of such
                                        Exchange Property, including any New
                                        Stock or Reference Basket Stock, unless
                                        the context otherwise requires. The New
                                        Stock Exchange Ratio(s) or Basket Stock
                                        Exchange Ratios resulting from any
                                        Reorganization Event described in
                                        paragraph 4 above or similar adjustment
                                        under paragraph 3 above shall be
                                        subject to the adjustments set forth in
                                        paragraphs 1 through 4 hereof.

                                        No adjustment to the Exchange Ratio
                                        shall be required unless such
                                        adjustment would require a change of at
                                        least .1% in the Exchange Ratio then in
                                        effect. The Exchange Ratio resulting
                                        from any of the adjustments specified
                                        above shall be rounded to the nearest
                                        ten-thousandth, with five one
                                        hundred-thousandths rounded upward.

                                        The Calculation Agent shall be solely
                                        responsible for the determination and
                                        calculation of any adjustments to the
                                        Exchange Ratio and of any related
                                        determinations and calculations with
                                        respect to any distributions of stock,
                                        other securities or other property or
                                        assets (including cash) in connection
                                        with any corporate event described in
                                        paragraphs 3 or 4 above, and its
                                        determinations and calculations with
                                        respect thereto shall be conclusive in
                                        the absence of manifest error.

                                        The Calculation Agent shall provide
                                        information as to any adjustments to
                                        the Exchange Ratio upon written request
                                        by the holder of this Note.

                                        If the holder of this Note exercises
                                        its Exchange Right and the Issuer
                                        elects to deliver Exxon Mobil Stock or
                                        if the Issuer calls this Note for Exxon
                                        Mobil Stock, the Calculation Agent
                                        shall continue to make such adjustments
                                        until the close of business on the
                                        Exchange Date or the third Trading Day
                                        prior to the Call Date, as applicable.

Market Disruption Event...............  "Market Disruption Event" means, with respect to Exxon Mobil Stock:

                                            (i) a suspension, absence or
                                            material limitation of trading of
                                            Exxon Mobil Stock on the primary
                                            market for Exxon Mobil Stock for
                                            more than two hours of trading or
                                            during the one-half hour period
                                            preceding the close of the
                                            principal trading session in such
                                            market; or a breakdown or failure
                                            in the price and trade reporting
                                            systems of the primary market for
                                            Exxon Mobil Stock as a result of
                                            which the reported trading prices
                                            for Exxon Mobil Stock during the
                                            last one-half hour preceding the
                                            close of the principal trading
                                            session in such market are
                                            materially inaccurate; or the
                                            suspension, absence or material
                                            limitation of trading on the
                                            primary market for trading in
                                            options contracts related to Exxon
                                            Mobil Stock, if available, during
                                            the one-half hour period preceding
                                            the close of the principal trading
                                            session in the
                                            applicable market, in each case as
                                            determined by the Calculation Agent
                                            in its sole discretion; and

                                            (ii) a determination by the
                                            Calculation Agent in its sole
                                            discretion that any event described
                                            in clause (i) above materially
                                            interfered with the ability of the
                                            Issuer or any of its affiliates to
                                            unwind or adjust all or a material
                                            portion of the hedge with respect
                                            to the     % Exchangeable Notes due
                                            December 30, 2010 (Exchangeable for
                                            Exxon Mobil Stock).

                                        For purposes of determining whether a
                                        Market Disruption Event has occurred:
                                        (1) a limitation on the hours or number
                                        of days of trading shall not constitute
                                        a Market Disruption Event if it results
                                        from an announced change in the regular
                                        business hours of the relevant
                                        exchange, (2) a decision to permanently
                                        discontinue trading in the relevant
                                        options contract shall not constitute a
                                        Market Disruption Event, (3)
                                        limitations pursuant to NYSE Rule 80A
                                        (or any applicable rule or regulation
                                        enacted or promulgated by the NYSE, any
                                        other self-regulatory organization or
                                        the Securities and Exchange Commission
                                        of scope similar to NYSE Rule 80A as
                                        determined by the Calculation Agent) on
                                        trading during significant market
                                        fluctuations shall constitute a
                                        suspension, absence or material
                                        limitation of trading, (4) a suspension
                                        of trading in options contracts on
                                        Exxon Mobil Stock by the primary
                                        securities market trading in such
                                        options, if available, by reason of (x)
                                        a price change exceeding limits set by
                                        such securities exchange or market, (y)
                                        an imbalance of orders relating to such
                                        contracts or (z) a disparity in bid and
                                        ask quotes relating to such contracts
                                        shall constitute a suspension, absence
                                        or material limitation of trading in
                                        options contracts related to Exxon
                                        Mobil Stock and (5) a suspension,
                                        absence or material limitation of
                                        trading on the primary securities
                                        market on which options contracts
                                        related to Exxon Mobil Stock are traded
                                        shall not include any time when such
                                        securities market is itself closed for
                                        trading under ordinary circumstances.

Alternate Exchange Calculation
in Case of an Event of Default........  In case an Event of Default with respect to this Note shall have
                                        occurred and be continuing, the amount
                                        declared due and payable per each
                                        $1,000 principal amount of this Note
                                        upon any acceleration of this Note
                                        shall be determined by

                                        MS & Co., as Calculation Agent, and
                                        shall be equal to the principal amount
                                        of this Note plus any accrued and
                                        unpaid interest at the Interest Rate to
                                        but not including the date of
                                        acceleration; provided that if (x) the
                                        holder of this Note has submitted an
                                        Official Notice of Exchange to the
                                        Issuer in accordance with the Exchange
                                        Right or (y) the Issuer has called this
                                        Note, other than a call for the cash
                                        Call Price, in accordance with the
                                        Morgan Stanley Call Right, the amount
                                        declared due and payable upon any such
                                        acceleration with respect to each
                                        $1,000 principal amount of this Note
                                        (i) for which such Official Notice of
                                        Exchange has been duly submitted or
                                        (ii) that has been called (other than a
                                        call for the cash Call Price) shall be
                                        an amount in cash equal to the Exchange
                                        Ratio times the Market Price of Exxon
                                        Mobil Stock (and any other Exchange
                                        Property), determined by the
                                        Calculation Agent as of the Exchange
                                        Date or as of the date of acceleration
                                        (or if the Issuer has previously
                                        elected to pay the cash value of such
                                        shares of Exxon Mobil Stock on the Call
                                        Date, the Market Price of Exxon Mobil
                                        Stock (and any other Exchange Property)
                                        as of the fifth scheduled Trading Day
                                        prior to the Call Date), respectively,
                                        and shall not include any accrued and
                                        unpaid interest thereon; provided
                                        further that if the Issuer has called
                                        this Note for the Call Price in cash,
                                        in accordance with the Morgan Stanley
                                        Call Right, the amount declared due and
                                        payable upon any such acceleration
                                        shall be an amount in cash per each
                                        $1,000 principal amount of this Note
                                        equal to the Call Price and shall not
                                        include any accrued and unpaid interest
                                        thereon.

     Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.), a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & Co., or registered
assignees, the principal sum of U.S.$                 (UNITED STATES DOLLARS
                            ), on the Maturity Date specified above (except to
the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments shall commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

     Interest on this Note shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) shall be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, shall be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, shall be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note shall be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments shall be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) shall be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) shall convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note shall be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency of U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment shall be made in the Specified Currency. All currency exchange costs shall be borne by the holder of this Note by deductions from such payments.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED: November 25, 2003                   MORGAN STANLEY



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION

This is one of the Notes referred
   to in the within-mentioned
   Senior Indenture.

JPMORGAN CHASE BANK,
   as Trustee


By:
   ---------------------------------
   Authorized Officer

                              REVERSE OF SECURITY

     This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note shall not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, shall not be redeemable or subject to repayment at the option of the holder prior to maturity.

     If so indicated on the face of hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof shall be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If so indicated on the face of hereof, this Note shall be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment, provided that this Note is issued with original issue discount, this Note will be repayable on the applicable Optional Repayment Date or Dates at the price(s) specified on the face hereof. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, shall be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     Interest payments on this Note shall include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note shall be computed and paid on the basis of a 360 day year of twelve 30 day months.

     In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

     This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes, and the Trustee shall maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee shall not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes shall be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

     If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration and Redemption," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or shall become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and
(ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

     Notice of redemption shall be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price shall be specified in the notice.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer shall, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, shall not be less than the amount provided for in this Note to be then due and payable. The Issuer shall not, however, be required to make any payment of Additional Amounts to any such holder who is a United States Alien for or on account of:

          (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for United States federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

          (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

          (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

     The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

     Except as set forth below, if the principal of, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer shall be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency shall not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate shall be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

     So long as this Note shall be outstanding, the Issuer shall cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     As used herein, the term "United States Alien" means any person who is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

     All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


            TEN COM   -   as tenants in common
            TEN ENT   -   as tenants by the entireties
            JT TEN    -   as joint tenants with right of survivorship and not
                          as tenants in common


     UNIF GIFT MIN ACT - ____________________ Custodian _______________________
                               (Minor)                          (Cust)

     Under Uniform Gifts to Minors Act ___________________________
                                               (State)

     Additional abbreviations may also be used though not in the above list.

                             ---------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



-----------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE]


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated:
      ----------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
__________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note shall be issued for the portion not being repaid): __________.


Dated:
      ------------------------------    ---------------------------------------
                                        NOTICE: The signature on this Option to
                                        Elect Repayment must correspond with
                                        the name as written upon the face of
                                        the within instrument in every
                                        particular without alteration or
                                        enlargement.

                                                                        ANNEX A

                          OFFICIAL NOTICE OF EXCHANGE

                                         Dated: [On or after November 25, 2003]

Morgan Stanley                                Morgan Stanley & Co. Incorporated,
1585 Broadway                                   as Calculation Agent
New York, New York 10036                      1585 Broadway
                                              New York, New York 10036
                                              Fax No.: (212) 761-0674
                                              (Attn: Meghan Maloney)

Dear Sirs:

     The undersigned holder of the Global Medium-Term Notes, Series C, Senior
Fixed Rate Notes,    % Exchangeable Notes due December, 2010 (Exchangeable for
Shares of Common Stock of Exxon Mobil Systems, Inc.) of Morgan Stanley (CUSIP
No.      ) (the "Notes") hereby irrevocably elects to exercise with respect to the principal amount of the Notes indicated below, as of the date hereof (or, if this letter is received after 11:00 a.m. on any Trading Day, as of the next Trading Day), provided that such day is on or after November 25, 2003 and is no later than the Trading Day prior to the earliest of (i) the fifth scheduled Trading Day prior to December 30, 2010, (ii) the fifth scheduled Trading Day prior to the Call Date and (iii) in the event of a call for the cash Call Price, the Morgan Stanley Notice Date, the Exchange Right as described in Pricing Supplement No. 13 dated November 20, 2003 (the "Pricing Supplement") to the Prospectus Supplement dated August 26, 2003 and the Prospectus dated August 26, 2003 related to Registration Statement No. 333-106789. Terms not defined herein have the meanings given to such terms in the Pricing Supplement. Please date and acknowledge receipt of this notice in the place provided below on the date of receipt, and fax a copy to the fax number indicated, whereupon Morgan Stanley will deliver, at its sole option, shares of common stock of Exxon Mobil Systems, Inc. or cash on the third business day after the Exchange Date in accordance with the terms of the Notes, as described in the Pricing Supplement.

     The undersigned certifies to you that (i) it is, or is duly authorized to act for, the beneficial owner of the principal amount of the Notes indicated below its signature (and attaches evidence of such ownership as provided by the undersigned's position services department or the position services department of the entity through which the undersigned holds its Notes) and (ii) it will cause the principal amount of Notes to be exchanged to be transferred to the Trustee on the Exchange Settlement Date.

     If the Exchange Settlement Date for this exchange falls after a Record Date and prior to the succeeding Interest Payment Date, the undersigned will deliver to the Trustee on the Exchange Settlement Date an amount of cash equal to the interest payable on the succeeding Interest Payment Date with respect to the principal amount of Notes to be exchanged. The amount of any such cash payment will be determined by the Calculation Agent and indicated in its acknowledgment of this Official Notice of Exchange.


                                         Very truly yours,


                                         ---------------------------------------
                                         [Name of Holder]

                                         By:
                                            ------------------------------------
                                            [Title]


                                         ---------------------------------------
                                         [Fax No.]

                                         $
                                          --------------------------------------
                                          Principal Amount of Notes to be
                                          surrendered for exchange
Receipt of the above Official
Notice of Exchange is hereby acknowledged
MORGAN STANLEY, as Issuer
MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent
By MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By:
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   Title:

Date and time of acknowledgment
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Accrued interest, if any, due upon surrender of the Notes
for exchange: $
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